UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

March 30, 2007

MOBILEPRO CORP.
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(Exact Name of Registrant as Specified in Charter)

Delaware	000-51010	87-0419571

(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

6701 Democracy Blvd., Suite 202
Bethesda, MD 20817
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(Address of principal executive offices) (Zip Code)

(301) 315-9040
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(Registrant's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2007 the Registrant (“Mobilepro”) and Cornell Capital Partners, LP (“Cornell Capital”) entered into a Consent and Waiver Agreement under which Cornell Capital agreed to release from its Amended and Restated Security Agreement dated May 13, 2005 certain network network equipment (160 Strix model 2420 access point radios with antennas with a total cost of $418,880) used to provide wireless broadband service to certain municipalities pursuant to Master Lease Agreement 2249 dated June 28, 2006 between Mobilepro and JTA Leasing Co., LLC to allow Mobilepro to enter into a sale and leaseback agreement with JTA Leasing Co., LLC.

In return for Cornell Capital agreeing to release its security interest for the sale and leaseback transaction Mobilepro agreed to amend its Convertible Debentures issued under the Securities Purchase Agreement dated August 28, 2006 between Cornell Capital and Mobilepro to increase the weekly principal and interest payments of $250,000 to $300,000 for a period of eight weeks commencing April 5, 2007.

The foregoing is a summary of the material terms of the above agreements and is qualified in its entirety by reference to these agreements, copies of which are attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

Since the last Form 8-K filed March 26, 2007 by Mobilepro, it issued a total of 16,587,815 shares of its common stock to Cornell Capital to pay $500,000 of principal and interest due under the terms of the four convertible debentures issued under the Securities Purchase Agreement dated August 28, 2006 for loans totaling $7,000,000 from Cornell Capital, which convertible debentures were reported in our Current Report on Form 8-K filed September 6, 2006 (the “Seven Million Dollar Debentures”). Under the terms of the Seven Million Dollar Debentures, Mobilepro has the right to pay principal and interest due in shares of Mobilepro’s common stock, which shares shall be valued at the lower of (i) $0.174 or (ii) a 7% discount to the average of the two lowest daily volume weighted average prices of Mobilepro’s common stock as quoted by Bloomberg, LP for the five trading days immediately following the scheduled payment date.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

10.1 Consent and Waiver Agreement dated March 30, 2007 between Mobilepro Corp. and Cornell Capital Partners, LP

10.2 Amendment No. 3 to Convertible Debentures dated April 2, 2007 between Mobilepro Corp. and Cornell Capital Partners, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Jay O. Wright ------------------------------------ Jay O. Wright Chief Executive Officer MOBILEPRO CORP.

Date: April 5, 2007